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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JANUARY 12, 2005


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

     TEXAS                        1-12833                       75-2669310
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

     TEXAS                       1-11668                         75-1837355
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

                             TXU ENERGY COMPANY LLC
             (Exact name of registrant as specified in its charter)

   DELAWARE                      333-108876                    75-2967817
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


                          TXU ELECTRIC DELIVERY COMPANY
             (Exact name of registrant as specified in its charter)

   TEXAS                         333-100240                    75-2967830
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


                    500 N. AKARD STREET, DALLAS, TEXAS 75201
          (Address of principal executive offices, including zip code)

                                  214-812-4600
              (Registrants' telephone number, including Area Code)

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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
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Between December 31, 2004 and January 12, 2005, TXU Energy Company LLC ("TXU
Energy") borrowed (i) $300,000,000 (on a net basis) pursuant to its $2,500,000,000 Revolving Credit Agreement dated as of June 24, 2004, by and among TXU Energy, TXU Electric Delivery Company, JPMorgan Chase Bank as Administrative Agent and the other parties named therein (the "Energy/Electric Delivery Credit Agreement") and (ii) $45,000,000 pursuant to its $500,000,000 Credit Agreement, dated November 4, 2004, by and among TXU Energy and Wachovia Bank, National Association (the "Energy Credit Agreement"). TXU Energy used the proceeds from the borrowings for working capital and general corporate purposes. For a summary of other material terms (including payment and acceleration provisions) of the Energy/Electric Delivery Credit Agreement and the Energy Credit Agreement, see TXU Energy's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, to which the Energy Credit Agreement is filed as an exhibit, and TXU Energy's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, to which the Energy/Electric Delivery Credit Agreement is filed as an exhibit.

As of January 12, 2005, the outstanding borrowings of the registrants under the terms of the following credit facilities are as follows (in millions of dollars):



------------------------------------------------------------------------------------------------------------
                                                                        LETTERS
                                 EXPIRATION    AUTHORIZED     FACILITY     OF         CASH
            FACILITY               DATE         BORROWERS      LIMIT     CREDIT    BORROWINGS   AVAILABILITY
            --------               ----         ---------      -----     ------    ----------   ------------
                                             Energy, Electric
364-day Credit Facility        June 2005       Delivery           600        75           30           495

                                             Energy, Electric
Three-Year Revolving Credit                  Delivery           1,400        54          270         1,076
Facility                       June 2007     Energy,

Five-Year Revolving Credit                   Energy, Electric
Facility                       June 2009     Delivery             500        --          --           500

Five-Year Revolving Credit
Facility                       December 2009  Energy              500       455           45            --
                                                               ------    ------       ------        ------
      Total                                                    $3,000    $  584         $345        $2,071
                                                               ======    ======       ======        ======

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


As of January 12, 2005, the registrants had aggregate cash, cash equivalents and available credit facility capacity of $2.22 billion.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TXU CORP.



                             By:    /s/  Stanley J. Szlauderbach
                                ------------------------------------------------
                             Name:  Stanley J. Szlauderbach
                             Title: Assistant Controller and Interim Controller

                             TXU US HOLDINGS COMPANY



                             By:    /s/  Stanley J. Szlauderbach
                                ------------------------------------------------
                             Name:  Stanley J. Szlauderbach
                             Title: Assistant Controller and Interim Controller

                             TXU ENERGY COMPANY LLC



                             By:    /s/  Stanley J. Szlauderbach
                                ------------------------------------------------
                             Name:  Stanley J. Szlauderbach
                             Title: Assistant Controller and Interim Controller

                             TXU ELECTRIC DELIVERY COMPANY



                             By:    /s/  Stanley J. Szlauderbach
                                ------------------------------------------------
                             Name:  Stanley J. Szlauderbach
                             Title: Assistant Controller and Interim Controller


Dated:  January 18, 2005